EXHIBIT 14

                               Powers of Attorney

                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Lawrence J Arth,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                          / S /   Lawrence J. Arth
                                        ----------------------------------------
                                                  Lawrence J. Arth
                                          Chairman, Chief Executive Officer
                                                      & Director



                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

William J. Atherton,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                          / S /   William J. Atherton
                                          --------------------------------------
                                                 William J. Atherton
                                         President, Chief Operating Officer
                                                      & Director

                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Kenneth C. Louis,
whose signature appears below, constitutes and appoints Donald R. Stading and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                           / S /   Kenneth C. Louis
                                           -------------------------------------
                                                  Kenneth C. Louis
                                         Executive Vice President & Director



                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                              / S /   JoAnn M. Martin
                                              ----------------------------------
                                                   JoAnn M. Martin
                                       Vice President, Chief Financial Officer
                                                    & Director

                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Gary R. McPhail,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                            / S /    Gary R. McPhail
                                            ------------------------------------
                                                   Gary R. McPhail
                                              Executive Vice President
                                                     & Director



                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Thomas C. Godlasky,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                           / S /   Thomas C. Godlasky
                                           -------------------------------------
                                                 Thomas C. Godlasky
                                                      Director

                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                             / S /   Robert C. Barth
                                             -----------------------------------
                                                   Robert C. Barth
                                                      Controller



                                Power of Attorney
                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                                             / S /  William W. Lester
                                             -----------------------------------
                                                  William W. Lester
                                                      Treasurer